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                                                                    EXHIBIT 23.5




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form S-4 of AT&T Comcast Corp. of our report dated March 25, 2002 relating to the combined financial statements of AT&T Consumer Services Group, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



PricewaterhouseCoopers LLP
New York, New York
April 29, 2002